Annual Report as of December 31, 2001

Letter to Shareholders
February 2002

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer

We are pleased to provide the Evergreen Variable Annuity Trust annual report for the twelve month period ended December 31, 2001.

U.S. Equities Dipped for the Second Year in a Row

The U.S. equity markets were confounded from the very start in 2001. After unusually strong performance in the late 90s, the declines of 2000 were a shock -- surely 2001 would turn things around.

However, by the third Federal Reserve rate cut in March, investors realized that something was seriously wrong. Predictions for earnings growth were slashed throughout the corporate world. The early January consensus forecast for S&P 500 operating earnings growth was 9%. Unfortunately, with each quarterly earnings reporting period filled with disappointing corporate results, profit forecasts were drastically lowered. Average earnings ended the year declining 18%-20%.

The equity markets made an admirable attempt at a recovery during the second quarter, yet continued economic weakness and lowered corporate guidance tightened the vice grip on investors during the summer. Then, the unthinkable happened, and the September 11 tragedy resonated, literally, from Wall Street to Main Street. Any hopes for economic recovery in 2001 were quickly dashed and, upon reopening, the markets plunged.

The quick response of the Fed to provide liquidity and the orderly transition of the financial markets provided investors with a glimmer of hope in the final quarter of the year. Initial success of the United States’ war on terrorism resulted in improved confidence and the equity markets began a remarkable climb. From the lows achieved in late-September, the NASDAQ Composite climbed approximately 40%, followed by the Dow 30 and the S&P 500, each with gains in the 20% range.

All in all, the year proved to be very disappointing for equity investors. Despite the late recovery, the major market averages all declined for the second consecutive year. Few areas were spared, as eight of the ten sectors in the S&P 500 were down. Only consumer discretionary and materials, riding the potential for a positive impact to earnings from the aggressive Fed, managed a gain for the year. While the nineties delivered spectacular returns, the new millennium has proved to be a more challenging period for common stocks, thus far.

The Bond Market Continued a Remarkable Climb

In contrast to poor performance in the equity markets for much of the year, 2001 was another fantastic year for bonds. As the economy slowed and slipped into recession, ratcheting down corporate earnings, investors sought the relative safety of bonds. The Federal Reserve, in an attempt to cushion economic damage, was very aggressive, providing 11 interest rate cuts in twelve months, propelling the bond market higher.

The yield curve steepened dramatically throughout the year in response to Fed action. This steepening was further accentuated by a “flight to quality” following the terrorist attacks of September 11. In fact, by October 30th, the yield on the 2-year Treasury was at a 25-year low. For much of the year, the longer end of the market lagged shorter term Treasuries, as investors -- ever watchful for inflation -- feared that the Fed and Congress were being overly stimulative with interest rates and tax cuts. However, a surprise Halloween announcement from the Treasury Department, suspending 30-year bond issuance, finally brought longer-term rates down as well.

As much as there was good news for bond investors, there were many challenges, as well. As the economy slowed, many companies that had leveraged their balance sheets during the strong economy of the mid-nineties found that declining revenues caused great pressure on their ability to honor their debt

Letter to Shareholders (continued)

obligations. Many well-known companies found their credit ratings diminished and investor concern about their future greatly expanded. As a result, there was an unusually large spread among bond sectors with high quality issues providing the best performance.

Toward the end of 2001, signs of economic recovery triggered a reversal in the bond market. Beginning in November, we got a taste of what a little “good news” can do. While stock market investors celebrated military successes in Afghanistan and an economic recovery ahead, bonds declined. The declines continued in December, washing away earlier hopes for double-digit returns in the bond market for the year.

The past year has reminded all investors that managing risk through different asset classes provides reduced volatility in a period of unstable capital markets.

Diversification Remains Important

An environment like the past twelve months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. An exposure to various types of investments should remain an important component of a well-balanced portfolio. It is important that you consult with your financial advisor to develop a strategy that will support your long-term objectives.

Thank you for your continued investment in Evergreen Funds.

Sincerely,

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

Dennis H. Ferro
Chief Investment Officer
Evergreen Investment Management Company

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Blue Chip Fund
Fund at a Glance as of December 31, 2001

“Stock selection and patience are
likely to be the most important
ingredients for success in 2002.”

Portfolio Management

Patricia Bannan, CFA
Tenure: November 2001

PERFORMANCE & RETURNS1

Portfolio Inception Date:	04/28/2000

Average Annual Returns

1 year	-16.61%

Since Portfolio Inception	-15.86%

12-month income dividends per share	$0.02

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Blue Chip Fund1 versus a similar investment in the Standard and Poor’s 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of December 31, 2001 and subject to change.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Blue Chip Fund
Portfolio Manager Interview

How did the fund perform?

Evergreen VA Blue Chip Fund returned -16.61% during the twelve-month period ended December 31, 2001. During the same period, the S&P 500 Index returned -11.87%, while the average return of variable annuity, large-cap core portfolios was -13.03%, according to Lipper, Inc., an independent monitor of mutual fund performance.

Portfolio Characteristics
(as of 12/31/2001)

Total Net Assets	$12,852,709

Number of Holdings	111

P/E Ratio	33.0x

What was the investment environment like during 2001?

The year was difficult for stock investing, with volatility only increasing in the weeks immediately following the September 11 terrorist attacks. The backdrop for stock investing had changed markedly as we entered 2001. After several years of positive economic expansion, growing corporate profits and strong stock market performance, the trends all were reversed. Economic growth slowed, with confirmation that the economy had entered a recession coming late in the year, while corporate profits fell and most areas of the stock market fell in value. Looking at companies in the S&P 500 Index, only two of ten industry sectors of the market had positive performance. They were consumer discretionary, which gained 11.2%, and materials, which was up just 3.0%. The other eight sectors all lost ground, the worst performance were turned in by technology, down 24.0%; and utilities, declining by 32.5%. Technology felt the effects of a dramatic slowdown in corporate capital spending, while utilities faced uncertainty in the face of deregulation and the fall-out from the Enron collapse. (The fund did not own shares in Enron.)

Throughout the year, the Federal Reserve Board moved aggressively to lower short-term rates and stimulate the economy. However, hopes for an early economic recovery were dashed by the events of September 11. Nevertheless, the stock market posted positive performance in the final three months of 2001, as investors anticipated that the economy might have hit the bottom of its cycle.

Top 5 Sectors
(as a percentage of 12/31/2001 net assets)

Industrials	16.3%

Financials	15.9%

Information Technology	15.0%

Consumer Discretionary	12.8%

Healthcare	12.0%

What were the principal factors affecting performance?

Our overall strategy in technology helped the fund’s relative performance. We underweighted technology through most of the year. Within our technology selections, we tended to be conservative, investing in those companies that had regularly recurring revenues that were not extremely susceptible to the downturn in corporate capital spending. These included companies such as Affiliated Computer Services, Concord EFS and First Data, which provide transaction processing and other services to corporate customers. We also benefited from underweighting some of the worst-performing technology companies, such as Sun Microsystems, Lucent Technologies and Nortel.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Blue Chip Fund
Portfolio Manager Interview

Our strategy in capital goods worked well. We moved to a slight overweight position in this industry in the final quarter, which helped performance when the industry gained late in the fourth quarter rally. Among our successful investments were cyclical companies like Boeing which did well after September 11 when its stock price fell to a very low valuation. We bought Boeing after September 11.

Our investments in restaurant chains helped, as consumers continued to go out to eat, even if they postponed or cancelled travel plans. Darden Restaurants and Brinker International were two positive contributors to performance.

Our financial services investments were disappointing, however, as we timed our investments poorly and had stock selection problems. Bank of New York was an example of a company with disappointing earnings. We reduced our positions in the commercial property-and-casualty industry after September 11, only to see the industry stocks rally.

Our underweight position in the consumer staples sector also detracted from performance, as this industry held up better than most in a challenging year for stock investing.

Top 10 Holdings
(as a percentage of 12/31/2001 net assets)

Citigroup, Inc.	3.0%

General Electric Co.	2.8%

Tyco International, Ltd.	2.7%

Pfizer, Inc.	2.4%

Microsoft Corp.	2.3%

Wal-Mart Stores, Inc.	2.1%

Johnson & Johnson Co.	1.9%

American International Group, Inc.	1.8%

International Business Machines Corp.	1.8%

Intel Corp.	1.7%

How have you positioned the portfolio going forward?

Compared to the S&P 500 Index industry weightings, we have emphasized industrial stocks, although we have taken some profits from companies that performed very well. We also have overweighted consumer discretionary stocks, primarily because of our investments in restaurants, and we have overweighted energy, where we think demand will increase once the economy rebounds. We have de-emphasized financials, including regional banks, because we think the better companies already have reaped the advantages of growing profit margins on loans because of low short-term interest rates. We also have underweighted utilities, telecommunications services and technology. We think technology prices, after their rally in late 2001, already may reflect their earnings prospects in a modest economic recovery.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Blue Chip Fund
Portfolio Manager Interview

What is your outlook? September 11 may have decreased the chances of early upswings in economic growth, corporate earnings and stock market performance. Throughout the slump of 2001, relatively healthy consumer spending persisted, aided by declining energy prices, lower interest rates and the benefits of a federal tax cut. We think any rebound in economic growth may start with an increase in corporate spending, as businesses move to rebuild the inventories they allowed to run down. Any such increase in business spending should help spark brisk economic growth for at least two or three quarters. However, this growth then could be muted by the continued high consumer debt burdens, which ultimately could slow the economic expansion.

Within the stock market, we expect a number of different crosscurrents to be at work. The positive influences include low interest rates, fiscal stimulus from the federal government and an improving economy that should stimulate an increase in corporate profits. One of the negative influences will be stock prices themselves. After the brief rally at the end of 2001, stock valuations are not inexpensive.

In this environment, we expect some short-term market swings, with the overall market averages remaining within a range of prices. However, the overall trend should be positive. Stock selection and patience are likely to be the most important ingredients for success in 2002.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Blue Chip Fund
Financial Highlights (For a share outstanding throughout each period)

	Year Ended December 31,
	2001	2000 (a)

Net asset value, beginning of period	$8.95	$10.00

Income from investment operations

Net investment income	0.02	0.02

Net realized and unrealized losses on securities	(1.51)	(1.05)

Total from investment operations	(1.49)	(1.03)

Distributions to shareholders from net investment income	(0.02)	(0.02)

Net asset value, end of period	$7.44	$8.95

Total return*	(16.61%)	(10.27%)

Ratios and supplemental data

Net assets, end of period (thousands)	$12,853	$8,861

Ratios to average net assets

Expenses‡	0.97%	1.01%†

Net investment income	0.32%	0.43%†

Portfolio turnover rate	238%	140%

(a)For the period from April 28, 2000 (commencement of operations) to December 31, 2000.

*Total return does not reflect charges attributable to your insurance company’s separate account.

†Annualized.

‡The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Blue Chip Fund
Schedule of Investments
December 31, 2001

	Shares	Value

COMMON STOCKS - 95.6%
CONSUMER DISCRETIONARY - 12.8%
Auto Components - 0.6%
Delphi Automotive Systems Corp.	5,350	$73,081
Automobiles - 1.4%
Ford Motor Co.	1,525	23,973
Harley-Davidson, Inc.	2,975	161,572
185,545
Hotels, Restaurants & Leisure - 2.2%
Brinker International, Inc. *	2,900	86,304
Darden Restaurants, Inc.	2,900	102,660
Starbucks Corp. *	4,750	90,487
279,451
Media - 2.1%
AOL Time Warner, Inc. *	6,000	192,600
Viacom, Inc., Class B *	1,800	79,470
272,070
Multi-line Retail - 4.0%
Family Dollar Stores, Inc.	4,825	144,654
Kohl’s Corp. *	1,375	96,855
Wal-Mart Stores, Inc.	4,750	273,362
514,871
Specialty Retail - 1.7%
Bed Bath & Beyond, Inc. *	1,550	52,545
Home Depot, Inc.	3,300	168,333
220,878
Textiles & Apparel - 0.8%
Jones Apparel Group, Inc. *	3,050	101,169
CONSUMER STAPLES - 8.1%
Beverages - 3.2%
Anheuser-Busch Companies, Inc.	1,425	64,424
Coca-Cola Co.	2,125	100,194
Pepsi Bottling Group, Inc.	5,525	129,837
PepsiCo., Inc.	2,450	119,291
413,746
Food & Drug Retailing - 1.0%
Performance Food Group Co. *	3,625	127,491
Food Products - 0.9%
Kraft Foods, Inc., Class A	3,500	119,105
Household Products - 1.2%
Procter & Gamble Co.	2,025	160,239
Personal Products - 1.1%
Colgate-Palmolive Co.	2,375	137,156
Tobacco - 0.7%
Philip Morris Companies, Inc.	1,925	88,261
ENERGY - 7.0%
Energy Equipment & Services - 1.4%
Nabors Industries, Inc. *	2,525	86,683
Weatherford International, Inc. *	2,375	88,493
175,176

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Blue Chip Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

COMMON STOCKS - continued
ENERGY - continued
Oil & Gas - 5.6%
Apache Corp.	1,400	$69,832
ChevronTexaco Corp.	1,340	120,077
Devon Energy Corp.	3,300	127,545
Exxon Mobil Corp.	5,125	201,413
Kerr-McGee Corp.	2,275	124,670
Ocean Energy, Inc.	4,150	79,680
723,217
FINANCIALS - 15.9%
Banks - 3.1%
Bank of America Corp.	1,800	113,310
Fifth Third Bancorp	1,950	119,593
PNC Financial Services Group	1,425	80,085
Wells Fargo & Co.	1,975	85,814
398,802
Diversified Financials - 6.9%
Capital One Financial Corp.	1,775	95,761
Citigroup, Inc.	7,658	386,576
Freddie Mac	2,925	191,295
GATX Corp.	2,300	74,796
Merrill Lynch & Co., Inc.	1,275	66,453
State Street Corp.	1,300	67,925
882,806
Insurance - 5.9%
American International Group, Inc.	2,938	233,277
Arthur J. Gallagher & Co.	2,725	93,985
Everest Reinsurance Group, Ltd.	1,400	98,980
Loew’s Corp.	2,425	134,297
MetLife, Inc.	2,225	70,488
Prudential Financial, Inc. *	2,325	77,167
St. Paul Companies, Inc.	1,325	58,260
766,454
HEALTH CARE - 12.0%
Biotechnology - 1.4%
Amgen, Inc. *	875	49,385
Biogen, Inc. *	1,025	58,784
Invitrogen Corp. *	625	38,706
MedImmune, Inc. *	625	28,969
175,844
Health Care Equipment & Supplies - 1.8%
Baxter International, Inc.	1,725	92,512
Guidant Corp. *	1,150	57,270
Saint Jude Medical, Inc. *	925	71,826
Viasys Healthcare, Inc. *	773	15,623
237,231
Health Care Providers & Services - 0.8%
Anthem, Inc. *	875	43,312
Quest Diagnostics, Inc. *	825	59,161
102,473

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Blue Chip Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

COMMON STOCKS - continued
HEALTH CARE - continued
Pharmaceuticals - 8.0%
American Home Products Corp.	1,800	$110,448
Biovail Corp. *	1,175	66,094
Bristol-Myers Squibb Co.	1,025	52,275
Elan Corp. Plc, ADR *	2,125	95,752
Johnson & Johnson Co.	4,050	239,355
King Pharmaceuticals, Inc. *	1,950	82,153
Pfizer, Inc.	7,787	310,312
Pharmacia Corp.	1,550	66,108
1,022,497
INDUSTRIALS - 16.3%
Aerospace & Defense - 2.1%
Boeing Co.	1,750	67,865
Northrop Grumman Corp.	1,100	110,891
Raytheon Co.	1,150	37,341
United Technologies Corp.	750	48,472
264,569
Commercial Services & Supplies - 3.3%
Amdocs, Ltd. *	1,475	50,106
ChoicePoint, Inc. *	1,025	51,957
Concord EFS, Inc. *	3,250	106,535
First Data Corp.	575	45,109
Republic Services, Inc., Class A *	5,175	103,344
Waste Management, Inc.	2,300	73,393
430,444
Electrical Equipment - 1.4%
Thermo Electron Corp.	7,350	175,371
Industrial Conglomerates - 7.1%
General Electric Co.	9,050	362,724
Minnesota Mining & Manufacturing Co.	1,725	203,912
Tyco International, Ltd.	5,825	343,093
909,729
Machinery - 0.5%
Navistar International Corp. *	1,725	68,138
Road & Rail - 1.0%
Norfolk Southern Corp.	3,325	60,947
Swift Transportation, Inc. *	3,075	66,143
127,090
Trading Companies & Distributors - 0.9%
W.W. Grainger, Inc.	2,350	112,800
INFORMATION TECHNOLOGY - 15.0%
Communications Equipment - 2.5%
Cisco Systems, Inc. *	9,525	172,498
Nokia Corp., ADR	6,075	149,020
321,518
Computers & Peripherals - 2.3%
Dell Computer Corp. *	2,500	67,950
International Business Machines Corp.	1,925	232,848
300,798

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Blue Chip Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
IT Consulting & Services - 1.9%
Affiliated Computer Services, Inc., Class A *	1,725	$183,074
Electronic Data Systems Corp.	825	56,554
239,628
Semiconductor Equipment & Products - 4.3%
Altera Corp. *	5,350	113,527
Flextronics International, Ltd. *	3,475	83,365
Intel Corp.	6,800	213,860
Texas Instruments, Inc.	5,175	144,900
555,652
Software - 4.0%
Microsoft Corp. *	4,475	296,469
Oracle Corp. *	10,650	147,076
Veritas Software Corp. *	1,525	68,366
511,911
MATERIALS - 2.8%
Chemicals - 2.1%
E.I. du Pont de Nemours & Co.	1,025	43,573
PPG Industries, Inc.	1,900	98,268
Praxair, Inc.	1,150	63,537
Solutia, Inc.	4,650	65,193
270,571
Metals & Mining - 0.3%
Alcoa, Inc.	1,050	37,327
Paper & Forest Products - 0.4%
International Paper Co.	1,325	53,464
TELECOMMUNICATION SERVICES - 4.7%
Diversified Telecommunication Services - 4.3%
AT&T Corp.	4,900	88,886
BellSouth Corp.	2,175	82,976
L-3 Communications Holdings, Inc. *	975	87,750
SBC Communications, Inc.	4,000	156,680
Verizon Communications, Inc.	2,825	134,075
550,367
Wireless Telecommunications Services - 0.4%
Sprint Corp. (PCS Group) *	2,225	54,312
UTILITIES - 1.0%
Electric Utilities - 1.0%
Dominion Resources, Inc.	1,025	61,603
Duke Energy Corp.	1,600	62,816
124,419
Total Common Stocks		12,285,671
SHORT-TERM INVESTMENTS - 5.7%
MUTUAL FUND SHARES - 5.7%
Evergreen Institutional Money Market Fund (o)	735,480	735,480
Total Investments - (cost $12,291,335) - 101.3%		13,021,151
Other Assets and Liabilities - (1.3%)		(168,442)
Net Assets - 100.0%		$12,852,709

*Non-income producing security.
(o)The advisor of the Fund and the advisor of the money market fund are each a subsidiary of Wachovia Corporation.

Summary of Abbreviations
ADR American Depository Receipt

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Blue Chip Fund
Statement of Assets and Liabilities
December 31, 2001

Assets
Identified cost of securities	$12,291,335
Net unrealized gains on securities	729,816

Market value of securities	13,021,151
Receivable for securities sold	109,540
Receivable for Fund shares sold	28,416
Dividends and interest receivable	9,953

Total assets	13,169,060

Liabilities
Payable for securities purchased	312,365
Advisory fee payable	433
Due to other related parties	71
Accrued expenses and other liabilities	3,482

Total liabilities	316,351

Net assets	$12,852,709

Net assets represented by
Paid-in capital	$15,626,728
Accumulated net realized losses on securities	(3,503,835)
Net unrealized gains on securities	729,816
Total net assets	$12,852,709

Shares outstanding	1,728,349

Net asset value per share	$7.44

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Blue Chip Fund
Statement of Operations
Year Ended December 31, 2001

Investment income
Dividends (net of foreign witholding taxes of $809)	$113,606
Interest	29,737

Total investment income	143,343

Expenses
Advisory fee	68,075
Administrative services fees	11,160
Transfer agent fee	317
Trustees’ fees and expenses	216
Printing and postage expenses	7,150
Custodian fee	4,576
Professional fees	15,036
Other	1,900

Total expenses	108,430
Less: Expense reductions	(471)

Net expenses	107,959

Net investment income	35,384

Net realized and unrealized losses on securities
Net realized losses on securities	(2,476,855)

Net change in unrealized gains or losses on securities	542,072

Net realized and unrealized losses on securities	(1,934,783)

Net decrease in net assets resulting from operations	$(1,899,399)

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Blue Chip Fund
Statement of Changes in Net Assets

	Year Ended December 31,
	2001	2000 (a)

Operations
Net investment income	$35,384	$19,039
Net realized losses on securities	(2,476,855)	(1,026,980)
Net change in unrealized gains or losses on securities	542,072	187,744

Net decrease in net assets resulting from operations	(1,899,399)	(820,197)

Distributions to shareholders from
Net investment income	(39,715)	(20,841)

Capital share transactions
Proceeds from shares sold	6,790,456	10,258,934
Payment for shares redeemed	(888,706)	(568,183)
Net asset value of shares issued in reinvestment of distributions	29,239	11,121

Net increase in net assets resulting from capital share transactions	5,930,989	9,701,872

Total increase in net assets	3,991,875	8,860,834
Net assets
Beginning of period	8,860,834	0

End of period	$12,852,709	$8,860,834

Undistributed net investment income	$0	$0

Other Information: Share increase (decrease)
Shares sold	853,571	1,048,387
Shares redeemed	(119,566)	(59,306)
Shares issued in reinvestment of distributions	3,973	1,290

Net increase in shares	737,978	990,371

(a)For the period from April 28, 2000 (commencement of operations) to December 31, 2000.

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Blue Chip Fund
Notes to Financial Statements

1. ORGANIZATION

The Evergreen VA Blue Chip Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments

Listed equity securities are valued at the last sale price reported on the national securities exchange, where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums relating to fixed-income securities held by the Fund. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

C. Federal Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

D. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards, as applicable) under income tax regulations.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly owned subsidiary of Wachovia Corporation (formerly, First Union Corporation), is the investment advisor to the Fund and is paid a management fee that is calculated and paid daily. The management fee is computed by applying percentage rates, starting at 0.61% and declining to 0.26% per annum as net assets increase, to the average daily net assets of the Fund.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of Wachovia Corporation, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an administrative fee of 0.10% of the Fund’s average daily net assets.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Blue Chip Fund
Notes to Financial Statements (continued)

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of Wachovia Corporation, is the transfer and dividend disbursing agent for the Fund.

Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $30,705,535 and $24,843,837, respectively, for the year ended December 31, 2001.

On December 31, 2001, the aggregate cost of securities for federal income tax purposes was $12,691,038. The gross unrealized appreciation and depreciation on securities based on tax cost was $642,922 and $312,809, respectively, with a net unrealized appreciation of $330,113.

As of December 31, 2001, the Fund had capital loss carryovers for federal income tax purposes of $544,381 and $2,507,354, expiring in 2008 and 2009, respectively

For income tax purposes, capital losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. As of December 31, 2001, the Fund incurred and elected to defer post October losses of $52,397.

5. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the fund expenses have been reduced. The Fund received $471 in expense reductions. The impact of the total expense reductions on the Fund’s expense ratio represented as a percentage of its average net assets was 0.00%.

6. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7. FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $725 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Securities, Inc. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the year ended December 31, 2001, the Fund had no borrowings under this agreement.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Blue Chip Fund
Independent Auditors’ Report

Board of Trustees and Shareholders
Evergreen VA Blue Chip Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Evergreen VA Blue Chip Fund as of December 31, 2001, and the related statements of operations for the year then ended, the changes in net assets and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen VA Blue Chip Fund, as of December 31, 2001, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 1, 2002

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Blue Chip Fund
Additional Information (unaudited)

FEDERAL TAX STATUS OF DISTRIBUTIONS

For corporate shareholders, 100.00% of ordinary income dividends paid during the fiscal year ended December 31, 2001 qualified for the dividends received deduction.

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Board of Trustees
Name	Position with Trust	Term of Office	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds complex	Other Directorships held outside of Evergreen Funds complex

Charles A. Austin III 200 Berkeley Street Boston, MA 02116 Age: 66	Trustee	1991	Investment Counselor with Appleton Partners, Inc. (investment advice); former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, Health Development Corp. (fitness-wellness centers); The Francis Ouimet Society.	105	None

K. Dun Gifford 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; former Managing Partner, Roscommon Capital Corp.; former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); former Chairman, Gifford, Drescher & Associates (environmental consulting).	105	None

Leroy Keith, Jr. 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1983	Partner, Stonington Partners (private investment firm); Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; and former President, Morehouse College.	105	Director of Phoenix Total Return Fund; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund and The Phoenix Big Edge Series Fund.

Gerald M. McDonnell 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1988	Sales and Marketing Management with SMI-STEEL - South Carolina (steel producer); former Sales and Marketing Management with Nucor Steel Company.	105	None

Thomas L. McVerry 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1993	Former Vice President and Director of Rexham Corporation (manufacturing); and Director of Carolina Cooperative Credit Union.	105	None

William Walt Pettit 200 Berkeley Street Boston, MA 02116 Age: 46	Trustee	1984	Partner and Vice President in the law firm of Kellam & Pettit, P.A	105	None

David M. Richardson 200 Berkeley Street Boston, MA 02116 Age: 60	Trustee	1982	President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc (executive recruitment information and research company); former Vice Chairman, DHR International, Inc. (executive recruitment); former Senior Vice President, Boyden International Inc. (executive recruitment); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); and Columnist, Commerce and Industry Association of New Jersey.	105	None

Russell A. Salton, III MD 200 Berkeley Street Boston, MA 02116 Age: 54	Trustee	1984	Medical Director, Healthcare Resource Associates, Inc.; former Medical Director, U.S. Health Care/Aetna Health Services; former Managed Health Care Consultant; and former President, Primary Physician Care.	105	None

Michael S. Scofield 200 Berkeley Street Boston, MA 02116 Age: 58	Trustee	1984	Attorney, Law Offices of Michael S. Scofield.	105	None

Richard J. Shima 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1993	Independent Consultant; former Chairman, Environmental Warranty, Inc. (insurance agency); former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of Hartford Hospital, Old State House Association; former Director of Enhance Financial Services, Inc.; former Director of CTG Resources, Inc. (natural gas); former Director Middlesex Mutual Assurance Company; former Chairman, Board of Trustees, Hartford Graduate Center; Trustee, Greater Hartford YMCA.	105	None

Richard K. Wagoner, CFA* 200 Berkeley Street Boston, MA 02116 Age: 63	Trustee	1999	Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; former consultant to the Board of Trustees of the Evergreen Funds; former member, New York Stock Exchange; member, North Carolina Securities Traders Association; member, Financial Analysts Society.	105	None

* Mr. Wagoner is an “interested person” of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds’ investment advisor.

Additional information about the funds’ Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling (800) 343-2898.

Variable Annuities
NOT FDIC INSURED	May lose value No bank guarantee
Evergreen Investment Services, Inc.
58913	560852 12/01